SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                                 ___________________

                                       FORM 8-K

                                    CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934




          Date of Report (date of
          earliest event reported):               April 2, 1996


                         JERSEY CENTRAL POWER & LIGHT COMPANY
                  (Exact name of registrant as specified in charter)


             New Jersey             1-3141              21-0485010

          (State or other         (Commission          (IRS employer
           jurisdiction of        file number)         identification no.)
           incorporation)




                 300 Madison Avenue, Morristown, New Jersey 07960-1911

          (Address of principal executive offices)           (Zip Code)




     Registrant's telephone number, including area code: (201) 455-8200

          ITEM 5.   OTHER EVENTS

                    On April 2, 1996, Jersey Central Power & Light Company

          ("JCP&L") entered into an agreement (the "Agreement") with

          Freehold Cogeneration Associates, L.P. ("Freehold") under which

          JCP&L has agreed to buy out the long-term Power Purchase

          Agreement between JCP&L and Freehold (the "PPA") for the proposed

          Freehold Cogeneration Project ("Project").  Under the Agreement,

          JCP&L has agreed to pay Freehold a total of $125 million; JCP&L paid Freehold $65 million upon signing the Agreement and the balance is payable over three years.  JCP&L has also agreed to pay certain other costs to project Contracting parties, in amounts not yet determined but which may be material, associated with termination of the PPA.

                    Freehold has been developing the proposed 100 MW gas-

          fired cogeneration project at a site in Freehold, New Jersey.

                    As has been previously reported, in a 1989 order, the

          New Jersey Board of Public Utilities ("NJBPU") directed JCP&L to enter into the PPA, as required by the Public Utility Regulatory

          Policies Act of 1978 ("PURPA").  JCP&L and Freehold entered into the PPA in 1992.  For the past two years, the PPA has been the subject of extensive state and federal court and administrative litigation some of which is still pending.  JCP&L had, however,

          been unsuccessful in its attempts to have the Federal Energy

          Regulatory Commission or the Federal courts invalidate the PPA or permit the NJBPU to reexamine its 1992 approval of the PPA under

          PURPA.  JCP&L estimates that the amounts which would have been payable by JCP&L's customers over the PPA's 20 year term would have exceeded by more than $1 billion the cost of energy from alternative sources.

                    JCP&L has filed a petition with the NJBPU requesting

          that JCP&L be permitted to recover the costs incurred in buying out the PPA over an approximate seven year period through JCP&L's levelized energy adjustment clause.

                    A copy of JCP&L's related news release is annexed as an

          exhibit.

          ITEM 6. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

               (c)  Exhibits

                    1.   JCP&L News Release, dated April 2, 1996.

                                      SIGNATURE



                    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE

          ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE

          SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY

          AUTHORIZED.


                                        JERSEY CENTRAL POWER & LIGHT COMPANY


                                        By:______________________________
                                             T. G. Howson, Vice President
                                             and Treasurer


          Date:  April 5, 1996